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                                                                    EXHIBIT 10.9

                             EMPLOYMENT AGREEMENT


This Employment Agreement is made and entered into as of the 11th day of February, 1994, by and between BANCTEC, INC., A DELAWARE CORPORATION (THE "EMPLOYER"), AND NORTON A. STUART, JR. (THE "EMPLOYEE").


                                 RECITALS:


WHEREAS, THE EMPLOYER RESEARCHES, DEVELOPS, MANUFACTURES, MARKETS, AND MAINTAINS COMPUTERIZED FINANCIAL DOCUMENT PROCESSING SYSTEMS;

WHEREAS, THE EMPLOYER DESIRES TO ENGAGE THE EMPLOYEE AS AN EMPLOYEE TO PERFORM SERVICES REQUIRED OF HIM BY THE TERMS HEREOF;

WHEREAS, THE EMPLOYEE DESIRES TO REMAIN IN THE EMPLOY OF THE EMPLOYER IN THE CAPACITIES SET FORTH BY THE TERMS HEREOF;

NOW, THEREFORE, IN CONSIDERATION OF THE MUTUAL COVENANTS AND AGREEMENTS HEREIN CONTAINED, THE PARTIES DO HEREBY AGREE AS FOLLOWS:


                                  ARTICLE ONE


                             EMPLOYMENT AND DUTIES


SECTION 1.1 GENERAL. THE EMPLOYER AGREES TO EMPLOY THE EMPLOYEE AND THE EMPLOYEE AGREES TO DEVOTE HIS WORK TIME TO THE EMPLOYER AND TO DILIGENTLY AND FAITHFULLY PERFORM TO THE BEST OF HIS ABILITIES SUCH DUTIES AND SERVICES AS MAY BE ASSIGNED TO HIM FROM TIME TO TIME BY THE EMPLOYER. THE EMPLOYEE AGREES TO ADHERE TO ALL POLICIES ESTABLISHED BY THE EMPLOYER AND TO AVOID ALL ACTS THAT MIGHT INJURE THE REPUTATION OF THE EMPLOYER. THE EMPLOYEE AGREES TO PERFORM HIS DUTIES IN ACCORDANCE WITH ANY RULES AND REGULATIONS PROMULGATED BY THE EMPLOYER. IT IS EXPRESSLY AGREED THAT THE CONTINUED EMPLOYMENT OF THE EMPLOYEE BY THE EMPLOYER FROM THE DATE OF THIS AGREEMENT IS PART OF THE EMPLOYEE'S CONSIDERATION FOR THIS AGREEMENT.


                                 ARTICLE TWO


                 TITLE, COMPENSATION, EXPENSES, AND VACATIONS


SECTION 2.1 APRIL 1, 1994, THROUGH MARCH 31, 1995. FOR THE PERIOD FROM MARCH 31, 1993, TO AND INCLUDING MARCH 31, 1995, THE PARTIES AGREE TO THE FOLLOWING:

Section 2.1.1 Duties. Employee shall perform such services as directed from time to time by the Chairman of the Board of Directors of the Employer.

Section 2.1.2 Compensation. In consideration for the Employee devoting full-time to the activities of the Employer, Employer agrees to pay Employee an annual salary of $179,800. In addition, Employee shall be eligible for full participation in any executive bonus plan in effect during the period, such bonus to be paid in cash.

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Section 2.1.3  Automobile Allowance.  Employee shall receive that amount established by the Board of Directors as an automobile allowance for those officers of the Employer on a level of Vice President or above.

Section 2.1.4 Stock Option. Employer agrees to cause the Employee to be granted a stock option for 5,000 shares under the Employer's 1989 Stock Option Plan. Employer further agrees that the grant shall have occurred on or before April 1, 1995, and that the shares shall be fully vested in Employee as of the date of grant by the Employer.

Section 2.1.5 Vacation. The Employee shall be entitled to a reasonable vacation, consistent with the Employer's standard vacation policy.

Section 2.1.6 Other Benefits. The Employee shall be entitled to receive those other benefits normally provided to employees of the Employer and consistent with the position of the Employee.

Section 2.1.7 Other Expenses. The Employee shall be entitled to be reimbursed, in accordance with the Employer's then current Travel Policy, for all reasonable and necessary expenses incurred by Employee on behalf of the Employer, if the Employee submits itemized receipts obtained by the Employee in connection with such expenditures.

SECTION 2.2 APRIL 1, 1995, THROUGH MARCH 31, 1996. FOR THE PERIOD FROM APRIL 1, 1995, TO AND INCLUDING MARCH 31, 1996, THE PARTIES AGREE AS FOLLOWS:

Section 2.2.1 Duties. Employee shall perform such services as directed from time to time by the Chairman of the Board of Directors of the Employer.
Employee shall devote at least two-thirds (2/3) of his time to the activities of the Employer.

Section 2.2.2 Compensation. In consideration for the Employee devoting two-thirds (2/3) time to the activities of the Employer, Employer agrees to pay Employee an annual salary of $119,867. In addition, Employee shall be eligible for two-thirds (2/3) participation in any executive bonus plan in effect during the year, such bonus to be paid in cash.

Section 2.2.3 Automobile Allowance. Employee shall receive that amount established by the Board of Directors as an automobile allowance for those officers of the Employer on a level of Vice President or above.

Section 2.2.4 Stock Option. Employer agrees to cause the Employee to be granted a stock option for 5,000 shares under the Employer's 1989 Stock Option Plan. Employee shall notify the Board of Directors at least five (5) days prior to the date the Employee would like the option to be issued. The shares granted thereunder shall be fully vested in Employee as of the date of grant by the Employer.

Section 2.2.5 Vacation. The Employee shall be entitled to accrue vacation under Employer's standard vacation policy in an amount equal to two-thirds (2/3) that accrued for employees of like longevity with Employer.

Section 2.2.6 Other Benefits. The Employee shall be entitled to receive those other benefits normally provided to employees of the Employer and consistent with the position of the Employee.

Section 2.2.7 Other Expenses. The Employee shall be entitled to be reimbursed, in accordance with the Employer's then current Travel Policy, for all reasonable and necessary expenses incurred by Employee on behalf of the Employer, if the Employee submits itemized receipts obtained by the Employee in connection with such expenditures.

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SECTION 2.3    APRIL 1, 1996, THROUGH MARCH 31, 1997.  FOR THE PERIOD FROM APRIL
1, 1996, TO AND INCLUDING MARCH 31, 1997, THE PARTIES AGREE AS FOLLOWS:

Section 2.3.1 Duties. Employee shall perform such services as directed from time to time by the Chairman of the Board of Directors of the Employer. Employee shall devote at least one-third (1/3) of his time to the activities of the Employer.

Section 2.3.2 Compensation. In consideration for the Employee devoting one-third (1/3) time to the activities of the Employer, Employer agrees to pay Employee an annual salary of $59,933. In addition, Employee shall be eligible for one-third (1/3) participation in any executive bonus plan in effect during the period, such bonus to be paid in cash.

Section 2.3.3 Automobile Allowance. Employee shall receive that amount established by the Board of Directors as an automobile allowance for those officers of the Employer on a level of Vice President or above.

Section 2.3.4 Stock Option. Employer agrees to cause the Employee to be granted a stock option for 5,000 shares under the Employer's 1989 Stock Option Plan. Employee shall notify the Board of Directors at least five (5) days prior to the date the Employee would like the option to be issued. The shares granted thereunder shall be fully vested in Employee as of the date of grant by the Employer.

Section 2.3.5 Vacation. The Employee shall be entitled to accrue vacation under the Employer's standard Vacation Policy in an amount equal to one-third (1/3) that accrued for employees of like longevity with Employer.

Section 2.3.6 Other Benefits. The Employee shall be entitled to receive those other benefits normally provided to employees of the Employer and consistent with the position of the Employee.

Section 2.3.7 Other Expenses. The Employee shall be entitled to be reimbursed, in accordance with the Employer's then current Travel Policy, for all reasonable and necessary expenses incurred by Employee on behalf of the Employer, if the Employee submits itemized receipts obtained by the Employee in connection with such expenditures.

SECTION 2.4 DEATH OR DISABILITY. THIS AGREEMENT WILL TERMINATE UPON THE DEATH OF THE EMPLOYEE OR AFTER THE EMPLOYEE HAS BECOME PERMANENTLY DISABLED. FOR PURPOSES OF THIS AGREEMENT, THE EMPLOYEE IS "PERMANENTLY DISABLED" WHEN HE IS UNABLE TO CONTINUE HIS NORMAL DUTIES OF EMPLOYMENT, BY REASON OF A MEDICALLY DETERMINED PHYSICAL OR MENTAL IMPAIRMENT, FOR A CONTINUOUS PERIOD OF AT LEAST NINETY (90) DAYS. IN DETERMINING WHETHER OR NOT THE EMPLOYEE IS PERMANENTLY DISABLED, THE EMPLOYER MAY REASONABLY RELY UPON THE OPINION OF ANY DOCTOR OR PRACTITIONER OF ANY RECOGNIZED FIELD OF MEDICINE OR PSYCHIATRIC PRACTICE SELECTED BY THE EMPLOYER AND SUCH OTHER EVIDENCE AS THE EMPLOYER REASONABLY DEEMS NECESSARY. ANY INSURANCE OR DISABILITY BENEFITS NORMALLY AFFORDED TO EMPLOYEES OF THE EMPLOYER SHALL NOT BE AFFECTED BY THIS SECTION.


                                 ARTICLE THREE


                            COVENANT NOT TO COMPETE


The Employee hereby agrees that during the term of this Agreement and for a period of one (1) year after the termination hereof, other than a termination according to Section 6.2, he will not, either through any kind of ownership

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(other than ownership of securities of a publicly held corporation of which the
Employee owns less than one percent (1%) of any class of outstanding securities), or as a director, officer, principal, agent, employee, employer, advisor, consultant, co-partner, or in any individual or representative capacity whatever, either for his own benefit or for the benefit of any other person, firm, or corporation, without the prior written consent of a duly authorized officer of the Employer, compete with the Employer by engaging in any act, including, but not limited to, any of the following:

     (a) canvass, solicit, accept, or perform any type of work performed by the Employer for any Customer of the Employer;

     (b) develop, design, manufacture, or market any products or devices that may be used for the same purposes as any product sold by the Employer during the term of this Agreement;

     (c) request or advise any firm to withdraw, curtail, or cancel its business with the Employer;

     (d) give or attempt to give any person, partnership, or corporation the right to solicit or canvass any Customer for the performance of work performed by the Employer; and

     (e) induce or attempt to influence any employee of the Employer or any employee of any Customer to terminate his employment with the view toward competing with the Employer or any Customer.

As used herein, the term "Customer" includes any of the Employer's Customers at any time during the term of this Agreement.


                                 ARTICLE FOUR


                           CONFIDENTIAL INFORMATION


SECTION 4.1 NONDISCLOSURE. THE EMPLOYEE EXPRESSLY COVENANTS AND AGREES THAT HE WILL NOT DURING HIS EMPLOYMENT FOR THE EMPLOYER HEREUNDER OR AT ANY TIME AFTER THE TERMINATION HEREOF, IRRESPECTIVE OF THE TIME, MANNER, OR CAUSE OF TERMINATION, REVEAL, DIVULGE, DISCLOSE, OR COMMUNICATE TO ANY PERSON, FIRM, OR CORPORATION, OTHER THAN AUTHORIZED OFFICERS, DIRECTORS, AND EMPLOYEES OF THE EMPLOYER, IN ANY MANNER WHATSOEVER, ANY CONFIDENTIAL INFORMATION OF THE EMPLOYER THAT WOULD BE INCONSISTENT WITH THE POSITION HELD BY THE EMPLOYEE OR THE DUTIES BEING PERFORMED BY THE EMPLOYEE AT THE DIRECTION OF THE EMPLOYER.

SECTION 4.2 DEFINITION OF "CONFIDENTIAL INFORMATION". AS USED HEREIN, "CONFIDENTIAL INFORMATION" MEANS INFORMATION DISCLOSED TO OR KNOWN BY THE EMPLOYEE AS A CONSEQUENCE OF OR THROUGH HIS EMPLOYMENT FOR THE EMPLOYER, NOT GENERALLY KNOWN IN THE BUSINESS IN WHICH THE EMPLOYER IS OR MAY BECOME ENGAGED, ABOUT THE EMPLOYER, ITS BUSINESS, PRODUCTS, AND PROCESSES.


SECTION 4.3 RETURN OF CONFIDENTIAL INFORMATION AND OTHER PROPERTY. UPON TERMINATION OF THIS AGREEMENT, THE EMPLOYEE WILL SURRENDER TO THE EMPLOYER ALL CONFIDENTIAL INFORMATION INCLUDING, WITHOUT LIMITATION, ALL LISTS, CHARTS, SCHEDULES, REPORTS, FINANCIAL STATEMENTS, BOOKS, AND RECORDS, AND ALL COPIES THEREOF, OF THE EMPLOYER AND ALL OTHER PROPERTY BELONGING TO THE EMPLOYER WHATSOEVER.

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                                 ARTICLE FIVE


                           ENFORCEMENT OF COVENANTS


The Employee agrees that a substantial violation on his part of any covenant contained in Articles Three and Four of this Agreement will cause such damage to the Employer as will be irreparable and for that reason, the Employee further agrees that the Employer shall be entitled as a matter of right, to an injunction out of any court of competent jurisdiction, restraining any further violation of said covenants by the Employee, his employer, employees, partners, or agents. Such right to injunction shall be cumulative and in addition to whatever other remedies the Employer may have, including, specifically, recovery of liquidated and additional damages. The Employee expressly acknowledges and agrees that the respective covenants and agreements shall be construed in such a manner as to be enforceable under applicable laws if a more limited scope of time is determined by a court or competent jurisdiction to be required.


                                 ARTICLE SIX


                               TERM OF AGREEMENT


SECTION 6.1 TERM. THE TERM OF THIS AGREEMENT WILL BE THROUGH MARCH 31, 1997, UNLESS TERMINATED EARLIER AS PROVIDED BELOW, OR UNLESS TERMINATED BY THE EMPLOYEE AT ANY TIME.

SECTION 6.2 IMMEDIATE TERMINATION. THE EMPLOYER MAY TERMINATE THIS AGREEMENT WITHOUT NOTICE FOR CAUSE, AS HEREINAFTER DEFINED, OR IF THE EMPLOYEE IS IN SUBSTANTIAL BREACH OF THE COVENANTS OF THIS AGREEMENT, INCLUDING, WITHOUT LIMITATION, DISCLOSING CONFIDENTIAL INFORMATION, COMMITTING ACTS OF PERSONAL OR BUSINESS MISCONDUCT.

In the event of termination for cause, the Employer shall be under no obligation to the Employee except to reimburse him for such expenses as he may be entitled to receive up to the time of termination.

In the event of termination of this Agreement according to this Section 6.2, then (a) the covenants contained in Article Three hereof shall survive for a period of two (2) years after the date this Agreement is terminated and (b) the covenants contained in Article Four hereof shall survive indefinitely.

"Cause" means (a) any act by the Employee that is materially adverse to the best interests of the Company and which, if the subject of a criminal proceeding, could result in a criminal conviction for a felony or (b) the failure by the Employee to substantially perform his duties hereunder, which duties are within the control of the Employee (other than the failure resulting from the Employee's incapacity due to physical or mental illness).

SECTION 6.3 RENEWABILITY. THIS AGREEMENT MAY BE RENEWED AT THE OPTION OF THE BOARD OF DIRECTORS OF EMPLOYER WITH THE AGREEMENT OF THE EMPLOYEE IN ONE (1) YEAR INCREMENTS AFTER THE EXPIRATION OF THE TERM OF THIS AGREEMENT.

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                                 ARTICLE SEVEN


                                 MISCELLANEOUS
                                 -------------


SECTION 7.1 NOTICES. ALL NOTICES PROVIDED FOR BY THIS AGREEMENT SHALL BE MADE IN WRITING (A) EITHER BY ACTUAL DELIVERY OF THE NOTICE TO THE PARTY THEREUNTO ENTITLED OR (B) BY THE MAILING OF THE NOTICE IN THE UNITED STATES MAIL, ADDRESSED TO THE PARTY TO BE NOTIFIED AT THE ADDRESS LISTED BELOW (OR AT SUCH OTHER ADDRESS AS MAY HAVE BEEN DESIGNATED BY WRITTEN NOTICE), CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED. THE NOTICE SHALL BE DEEMED TO BE RECEIVED (A) IF BY PERSONAL DELIVERY, ON THE DATE OF ITS ACTUAL RECEIPT BY THE PARTY ENTITLED THERETO OR (B) IF BY MAIL, ON THE DATE OF DEPOSIT IN THE UNITED STATES MAIL.

  To the Employer:    BancTec, Inc.
                      4435 Spring Valley Road
                      Dallas, Texas  75244
                      Attn:  General Counsel


  To the Employee:    Norton A. Stuart, Jr.
                      3124 Greenbriar
                      Dallas, Texas  75225

SECTION 7.2 ENTIRE AGREEMENT. THIS AGREEMENT AND THE EMPLOYMENT AGREEMENT DATED MAY 28, 1992, CONTAIN THE ENTIRE AGREEMENT OF THE PARTIES HERETO AND SUPERSEDE ALL OTHER PRIOR AGREEMENTS AND UNDERSTANDINGS, ORAL OR WRITTEN, IF ANY, BETWEEN THE PARTIES HERETO. NO MODIFICATION OR AMENDMENT OF ANY OF THE TERMS, CONDITIONS, OR PROVISIONS HEREIN MAY BE MADE OTHERWISE THAN BY WRITTEN AGREEMENT SIGNED BY THE PARTIES HERETO.

SECTION 7.3 GOVERNING LAW. THE LAWS OF THE STATE OF TEXAS SHALL GOVERN THE VALIDITY, CONSTRUCTION, ENFORCEMENT, AND INTERPRETATION OF THIS AGREEMENT.

SECTION 7.4 PARTIES BOUND. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS HEREUNDER SHALL BE BINDING UPON AND INURE TO THE BENEFIT OF THE EMPLOYER, THE EMPLOYEE, AND THEIR RESPECTIVE HEIRS, PERSONAL REPRESENTATIVES, SUCCESSORS, AND ASSIGNS; PROVIDED, HOWEVER, THAT THE EMPLOYEE MAY NOT ASSIGN ANY RIGHTS OR OBLIGATIONS HEREUNDER WITHOUT THE EXPRESS WRITTEN CONSENT OF THE EMPLOYER. THIS AGREEMENT SHALL ALSO BIND AND INURE TO THE BENEFIT OF ANY SUCCESSOR OF THE EMPLOYER BY MERGER OR CONSOLIDATION, OR ANY ASSIGNEE OF ALL OR SUBSTANTIALLY ALL OF THE EMPLOYER'S PROPERTIES.

SECTION 7.5 INVALID PROVISIONS. IF ANY PROVISION OF THIS AGREEMENT IS HELD TO BE ILLEGAL, INVALID, OR UNENFORCEABLE UNDER PRESENT OR FUTURE LAWS EFFECTIVE DURING THE TERM HEREOF, SUCH PROVISION SHALL BE FULLY SEVERABLE; THIS AGREEMENT SHALL BE CONSTRUED AND ENFORCED AS IF SUCH ILLEGAL, INVALID, OR UNENFORCEABLE PROVISION HAD NEVER COMPRISED A PART HEREOF; AND THE REMAINING PROVISIONS HEREOF SHALL REMAIN IN FULL FORCE AND EFFECT AND SHALL NOT BE AFFECTED BY THE ILLEGAL, INVALID, OR UNENFORCEABLE PROVISION OR BY ITS SEVERANCE HEREFROM. FURTHERMORE, IN LIEU OF SUCH ILLEGAL, INVALID, OR UNENFORCEABLE PROVISION, THERE SHALL BE ADDED AUTOMATICALLY AS A PART OF THIS AGREEMENT A PROVISION AS SIMILAR IN TERMS TO SUCH ILLEGAL, INVALID, OR UNENFORCEABLE PROVISION AS MAY BE POSSIBLE AND BE LEGAL, VALID, AND ENFORCEABLE.

SECTION 7.6 WAIVER OF BREACH. THE WAIVER BY ANY PARTY HERETO OF A BREACH OF ANY PROVISION OF THIS AGREEMENT SHALL NOT OPERATE OR BE CONSTRUED AS A WAIVER OF ANY SUBSEQUENT BREACH BY ANY PARTY.

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SECTION 7.7    SECTION HEADINGS.  THE HEADINGS CONTAINED IN THIS AGREEMENT ARE
FOR REFERENCE PURPOSES ONLY AND DO NOT AFFECT IN ANY WAY THE MEANING OR INTERPRETATION OF THE AGREEMENT.

SECTION 7.8 MULTIPLE COUNTERPARTS. THIS AGREEMENT HAS BEEN EXECUTED IN A NUMBER OF IDENTICAL COUNTERPARTS, EACH OF WHICH FOR ALL PURPOSES IS TO BE DEEMED AN ORIGINAL, AND ALL OF WHICH CONSTITUTE, COLLECTIVELY, ONE AGREEMENT; BUT MAKING PROOF OF THIS AGREEMENT, IT SHALL NOT BE NECESSARY TO PRODUCE OR ACCOUNT FOR MORE THAN ONE (1) SUCH COUNTERPART.


  IN WITNESS WHEREOF, THIS AGREEMENT IS SIGNED AND EXECUTED THE DAY AND YEAR FIRST ABOVE WRITTEN.


                                          EMPLOYER:

                                          BANCTEC, INC.



                                          By: ________________________________
                                          Grahame N. Clark, Jr.
                                          Chairman of the Board and Chief
                                           Executive Officer


                                          EMPLOYEE:



                                          By: ________________________________
                                              Norton A. Stuart, Jr.

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